DTE 1Q 2021 EARNINGS CONFERENCE CALL APRIL 27, 2021 EXHIBIT 99.2

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DT Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DT Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DT Midstream, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward-looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K and 2021 Form 10-Q (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Safe harbor statement 2

Participants 3 Jerry Norcia – President and CEO David Slater – President and CEO-Elect, DTM Dave Ruud – Senior Vice President and CFO Barbara Tuckfield – Director Investor Relations

Focusing on our employees, customers and communities while delivering for investors 4 Employees • Recognized as a Gallup Great Workplace for the ninth consecutive year • Demonstrating a safe start to 2021 with industry-leading low OSHA rate • Building on our diversity, equity and inclusion focus with acceleration of commitment to build a better workplace Customers • Received MPSC order approving strategy which will further postpone the filing of an electric rate case until October, maintaining steady base rates through 2021 • Ranked in top quartile at both utilities for residential satisfaction by J.D. Power Community • Contributed to Habitat for Humanity effort to weather-proof low-income homes • Supported Detroit small businesses with grant to help navigate beyond the pandemic Investors • Strong 1Q results; on track to deliver 7% operating EPS1 growth from 2020 original guidance midpoint • Midstream spin on track for mid-year completion − Positions DTE as a predominantly pure-play, best-in-class utility with 5% - 7% long-term operating EPS growth from 2020 original guidance base − Establishes DTM as an independent, natural gas midstream company with assets in premium basins connected to major demand markets and accretive organic growth opportunities on existing platforms 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

Advancing on environmental initiatives across our businesses 5 ✓ Began operations on three new wind parks with a total capacity of 455 MW ✓ Filed settlement agreement for incremental voluntary renewable energy sources of 420 MW in 2022 and 380 MW from 2023 - 2025 ✓ Reached 900 MW of voluntary renewable commitments with large business customers and 30,000 residential customers ✓ Received approval for phase two of Charging Forward to strengthen the electrical vehicle infrastructure in Michigan ✓ Completed offering of $1 billion of green bonds at DTE Electric to fund renewable investments and energy efficiency programs ✓ Announced CleanVision Natural Gas Balance, the nation’s first program to include both carbon offsets and renewable natural gas; executed agreement to secure forestry carbon offsets ✓ Committed to net zero emissions goal at the midstream business

Strong start to 2021; spin progressing on track 6 Progressing on financial targets ✓ 1Q 2021 operating EPS1 of $2.44, up $0.78 from last year ✓ On track to achieve 2021 operating EPS guidance range of $6.88 to $7.262 ✓ Targeting 5% - 7% long-term operating EPS growth from 2020 original guidance base ✓ Maintaining a strong balance sheet Spin transaction on track for mid-year execution ✓ Positions DTE as a predominantly pure-play utility; establishes DTM as an independent, well-financed gas midstream C-Corp with accretive organic growth ✓ Form 10 process is progressing ✓ Investor roadshow planned for 2Q 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process

Midstream business off to strong start in 2021; well-positioned for future success Continuing to deliver success in 2021 ✓ Executing across all platforms ✓ On track to achieve $710 - $750 million of adjusted EBITDA1 in 2021 Establishing best-in-class ESG agenda ✓ Announced net zero emissions target by 2050; among first in sector to establish this goal ✓ Establishing Board of Directors committed to ensuring that DTM is an ESG leader in the sector Executing separation of midstream business ✓ Establishes DTM as an independent, natural gas midstream C-Corp ✓ Well-positioned with experienced leadership and unique, high-quality assets ✓ Building on history of disciplined organic growth, stable cash flows and solid, diversified counterparties 7 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix. Guidance is with respect to the current consolidated pre- spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process

Spin is on track for mid-year execution 8 February Achieved progress to date ✓ Initiated Form 10 process and review period with SEC ✓ Rating agency discussions Upcoming milestones on track ✓ Form 10 public filing and effectiveness being declared by SEC ✓ Debt raise ✓ Analyst and investor outreach ✓ When-issued shares trading period ✓ Spin completion mid-year

2020 2021 Variance Primary drivers DTE Electric $94 $208 $114 Rate implementation, non-qualified benefit plan losses in 2020 and colder weather in 2021 DTE Gas 121 169 48 Rate implementation and colder weather in 2021 Gas Storage & Pipelines 72 86 14 LEAP in-service and other pipeline earnings Power & Industrial Projects 30 28 (2) Lower steel-related earnings offset by new RNG projects Energy Trading 14 14 - Gas portfolio performance offset by power portfolio performance Corporate & Other (11) (32) (21) Timing of taxes and net interest DTE Energy $320 $473 $153 Operating EPS $1.66 $2.44 $0.78 Avg. Shares Outstanding 192 194 1Q 2021 operating earnings1 variance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 9 (millions, except EPS)

Positioned for success in 2021 and beyond 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 3/31/2021 ✓ Continuing strong growth with 2021 operating EPS1 guidance providing 7% growth over 2020 original guidance ✓ On track to achieve 5% - 7% long-term operating EPS growth from 2020 original guidance midpoint ✓ Executing spin to position DTE as a predominantly pure-play utility and establish Midstream as an independent, well-financed gas midstream company ✓ Utility growth from modernization and cleaner generation investments ✓ Providing regulatory certainty with innovative strategies to maintain steady base rates for customers ✓ Maintaining strong balance sheet; targeting low end of planned equity issuances in 2021 ✓ Continuing long track record of delivering premium shareholder returns 10 45% 73% 290% Total shareholder return2 1-year 5-year 10-year S&P 500 Utilities DTE

VISIT US: DTE INVESTOR RELATIONS 2020 ESG REPORT CORPORATE CITIZENSHIP HIGHLIGHTS

12 Appendix

2021 guidance DTE Electric $826 - $840 DTE Gas 202 - 212 Gas Storage & Pipelines 296 - 312 Power & Industrial Projects 147 - 163 Energy Trading 15 - 25 Corporate & Other (148) - (138) DTE Energy $1,338 - $1,414 Operating EPS $6.88 - $7.26 On track to achieve 2021 operating EPS1 guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix (millions, except EPS) 13 Guidance is with respect to the current consolidated pre-spin version of DTE; any post-spin guidance will be provided later in the process

Maintaining strong cash flow, balance sheet and credit profile

(billions)


Planned equity issuances
2021 - 2023
$1.3
Convertible equity units
$0.0 - $0.2
2021
2022
$0.0 - $0.2
2023
$1.3 - $1.7

- Issued $1 billion in green bonds
- Strong investment-grade credit rating
  - Spin transaction is credit enhancing allowing FFO[1] / Debt[2] target to be lowered from 18% to ~16%
- $4.1 billion of available liquidity at end of 1Q 2021

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

Strong cash flows have reduced equity needs in plan; targeting low end of planned equity issuances in 2021

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

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Cash flow and capital expenditures guidance1 1. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Includes equity issued for employee benefit programs 3. Cash on hand from 2020 to be used for 2021 needs 15 2021 guidance Cash from operations2 $3.0 Capital expenditures (4.2) Free cash flow ($1.2) Dividends (0.8) Net cash ($2.0) Debt financing Issuances $2.1 Redemptions (0.5) Change in debt $1.6 Change in cash on hand ($0.4) 2021 guidance DTE Electric Base infrastructure $1,030 New generation 950 Distribution infrastructure 1,030 $3,010 DTE Gas Base infrastructure $325 Main renewal 295 $620 Non-utility $500 - $700 Total $4,130 - $4,330 (millions) Cash flow Capital expenditures (billions) 3

Cash flow and capital expenditures actuals 1. Includes equity issued for employee benefit programs 2. Change in cash on hand in 2020 due to pull-forward of debt issuances for increased liquidity; change in cash on hand in 2021 due to green bond issuance at quarter-end 16 1Q 2020 1Q 2021 Cash from operations1 $1.0 $1.1 Capital expenditures (1.3) (0.7) Free cash flow ($0.3) $0.4 Dividends (0.2) (0.2) Other - (0.1) Net cash ($0.5) $0.1 Debt financing Issuances $1.4 $1.0 Redemptions (0.3) - Change in debt $1.1 $1.0 Change in cash on hand $0.6 $1.1 1Q 2020 1Q 2021 DTE Electric Base infrastructure $270 $190 New generation 415 100 Distribution infrastructure 184 210 $869 $500 DTE Gas Base infrastructure $65 $65 Main renewal 59 65 $124 $130 Non-utility $338 $66 Total $1,331 $696 (millions) Cash flow Capital expenditures (billions) 2

1Q 2020 1Q 2021 % Change Actuals - - 0% Normal - - 0% Deviation from normal 0% 0% Millions Per share 1Q 1Q 2020 ($18) ($0.09) 2021 ($9) ($0.04) Cooling degree days Operating earnings1 impact of weather Weather normal sales (GWh) 1Q 2020 1Q 2021 % Change Residential 3,714 3,834 3% Commercial 4,620 4,507 (2%) Industrial 2,722 2,525 (7%) Other 60 59 (2%) 11,116 10,925 (2%) DTE Electric Heating degree days Operating earnings impact of weather DTE Gas Weather impact on sales 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 17 Millions Per share 1Q 1Q 2020 ($23) ($0.12) 2021 ($11) ($0.06) 1Q 2020 1Q 2021 % Change Actuals 2,890 3,051 6% Normal 3,288 3,212 (2%) Deviation from normal (12%) (5%)

DTE Electric and DTE Gas regulatory update

DTE Electric

- General rate case final order (U-20561)
  - Effective: May 15, 2020
  - Rate recovery: $188 million
  - ROE: 9.9%
  - Capital structure: 50% equity, 50% debt
  - Rate base: $17.9 billion
- Renewable energy plan (U-18232)
  - Received order: July 2020
  - 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar)
- Alternative rate case strategy (U-20835)
  - Received order: April 2021
  - Delays rate case filing to October 2021 or later
- Voluntary renewable plan (U-20713)
  - Filed settlement: April 2021
  - Additional 420 MW in 2022; additional 380 MW from 2023 – 2025
  - Order expected: June 2021
- Innovative, one-time customer refund regulatory liability (U-20921)
  - Received order: December 2020
  - $30 million voluntary refund
- Securitization filing (U-21015)
  - Filed: March 2021
  - For River Rouge retirement and vegetation management program

DTE Gas

- General rate case filed February 2021 (U-20940)
  - Effective: January 1, 2022
  - Rate recovery: $195 million
  - ROE: 10.25%
  - Capital structure: 52% equity, 48% debt
  - Rate base: $5.6 billion
- Voluntary emissions offset plan (U-20839)
  - Received order: October 2020
  - Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG)
  - 95% of planned emissions reduction is carbon emissions
  - 5% of planned emissions reduction is RNG

Michigan Public Service Commission



Dan Scripps
Chair



Katherine Peretick
Commissioner



Tremaine Phillips
Commissioner

DTE

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Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 19 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 20 Gallup Great Workplace Award 9 consecutive years Inclusion of women-owned businesses in supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 21 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 22 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

Committed to diversity, equity and inclusion; creating an environment where all are welcome 23 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders, including a Director of Diversity, Equity and Inclusion • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ group Black professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group 9 active employee resource groups that promote a safe and welcoming environment and offer professional development, networking, mentoring and support

Governance framework provides shareholder rights and enables sustainable value creation 24 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

• Economic net income equals economic gross margin3 minus O&M expenses and taxes • DTE Energy management uses economic net income as one of the performance measures for external communications with analysts and investors • Internally, DTE Energy uses economic net income as one of the measures to review performance against financial targets and budget Energy Trading reconciliation 1Q 2020 1Q 2021 Operating earnings $14 $14 Accounting adjustments2 15 (4) Economic net income $29 $10 2021 Energy Trading reconciliation of operating earnings1 to economic net income 25 (millions) 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Consists of 1) the income statement effect of not recognizing changes in the fair market value of certain non-derivative contracts including physical inventory and capacity contracts for transportation, transmission and storage. These contracts are not marked-to-market, instead are recognized for accounting purposes on an accrual basis and 2) operating adjustments for unrealized marked-to-market changes of certain derivative contracts 3. Economic gross margin is the change in net fair value of realized and unrealized purchase and sale contracts including certain non-derivative contract costs

Adjustments key A) Transaction costs relating to the planned spin-off of the DTE Midstream business — recorded in Operating Expenses — Operation and maintenance B) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, gas, and other — non-utility 2020 - 2021 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 1. For the three months ended March 31, 2021, the amount of income taxes was calculated using a combined federal and state income tax rate of 26% for Gas Storage and Pipelines and 25% for Energy Trading. For the three months ended March 31, 2020, the rate was 25% for Energy Trading. 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited). 26 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 27 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. DCF is calculated as Adjusted EBITDA less pre-tax interest expense, maintenance capital investment and cash taxes. For the midstream business, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the midstream industry. DCF is used in the calculation of dividend coverage ratios, which DTE Energy management believes is another meaningful performance measurement to disclose to midstream analysts and investors. Reconciliation of net income to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.